Acquisition of Goods and Services	12 Months Ended
Dec. 31, 2018
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Acquisition of Goods and Services

NOTE 27—ACQUISITION OF GOODS AND SERVICES

Acquisition of goods and services amounted to 8,186 million euros in 2018, 8,388 million euros in 2017 and 7,793 million euros in 2016, decreasing by 202 million euros from 2017 to 2018 compared to a increasing by 595 million euros from 2016 to 2017.

Details are as follows:

			Year ended December 31,
			2018	2017	2016
			(millions of euros)
Acquisition of raw materials and merchandise	(A)		1,957	1,863	1,614

Costs of services:
Revenues due to other TLC operators			1,616	1,737	1,686
Costs for access services to Tlc networks			171	217	244
Commissions, sales commissions and other selling expenses			1,158	1,109	937
Advertising and promotion expenses			236	277	294
Professional and consulting services			242	223	186
Utilities			417	467	484
Maintenance			221	240	287
Outsourcing costs for other services			465	513	447
Mailing and delivery expenses for telephone bills, directories and other materials to customers			84	96	98
Other service expenses			634	664	609

	(B)		5,244	5,543	5,272

Lease and rental costs:
Rent and leases			607	645	616
TLC circuit lease rents			126	119	82
Other lease and rental costs			252	218	209

	(C)		985	982	907

Total	(A+B+C	)	8,186	8,388	7,793

During 2018, in connection with the analyses and examinations preparatory for applying the new IFRS 16 standard, the TLC circuit rents, the rents for use of satellite systems—when considered costs of services—and the services component of the lease of real estate and Base Transceiver Stations were reclassified from “Lease and rental costs” to “Costs of services” in order to better represent the nature of these costs.

So that the data can be more easily compared, the reclassification was also made on the 2017 data (for a total amount of 279 million euros), and on the 2016 data (for a total amount of 301 million euros).